Exhibit 10.9

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Triple asterisks denote omissions

NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Ninth Amendment to Second Amended and Restated Distribution Agreement (this “Amendment”) is between The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”), and Integrated Commercialization Solutions, LLC, f/k/a Integrated Commercialization Solutions, Inc., a California limited liability company with offices at 3101 Gaylord Parkway, Frisco, TX 75034 (“Distributor”). This Amendment is effective as of October 3, 2017 (the “Amendment Effective Date”). MDCO and Distributor shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A.
MDCO and Distributor are parties to a Second Amended and Restated Distribution Agreement effective as of October 1, 2010, as amended by the First Amendment dated July 1, 2011, the Second Amendment dated September 1, 2011, the Third Amendment dated April 23, 2012, the Fourth Amendment dated April 29, 2013, the Fifth Amendment dated September 12, 2013, the Sixth Amendment dated March 1, 2014, and the Seventh Amendment dated March 5, 2015, and the Eighth Amendment dated April, 2016 (as amended, the “Agreement”);

B.	Under the Agreement, among other things, MDCO engaged Distributor to perform distribution services for certain of MDCO’s pharmaceutical products; and

C.	The Parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Exhibit B. The Parties agree that Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit B.

5.
No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force, nothing in the Amendment modifies any term or provision in the Agreement or the Continuing Guaranty.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.		THE MEDICINES COMPANY
By:	/s/ Peter Belden	By:	/s/ Daniel Tokich
Name:	Peter Belden	Name:	_Daniel Tokich
Title:	President	Title:	VP Supply Chain and 3rd Party Operations

EXHIBIT B
Product List

Product Name:                ANGIOMAX® (bivalirudin) for Injection

NDC#:	65293-001-01

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:	ANGIOMAX® (bivalirudin) Nova Plus for Injection

NDC#:	65293-004-22

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:            Vabomere
NDC:                    65293-009-06
Drug Type:                RX

Sellable Package Size:	Carton (6 single use vials)
Dosage form:                2g vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Minocin IV 100 mg Inj
NDC:                    65293001410
Drug Type:                RX
Sellable Package Size:        Carton (10 single use vials)
Dosage form:                100mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Orbactiv
NDC:                    65293001503
Drug Type:                RX
Sellable Package Size:        Carton (3 single use vials)
Dosage form:                400 mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Thirty (30) Cartons
Shipping and Storage Conditions:     20 to 25°C

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